UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 1, 2014

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 Stone Road Kilgore, TX 75662
(Address of principal executive offices)(Zip code)

Registrant's telephone number, including area code: (903) 983-6200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act     (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
          On April 1, 2014, Martin Midstream Partners L.P. (the “Partnership”) and Martin Midstream Finance Corp. (“FinCo” and, together with the Partnership, the “Issuers”) entered into a Registration Rights Agreement, dated as of April 1, 2014 (the “Registration Rights Agreement”), among the Issuers, certain subsidiary guarantors (the “Guarantors”) and Wells Fargo Securities, LLC, as representative of a group of initial purchasers (collectively, the “Initial Purchasers”), in connection with a private placement to eligible purchasers of $150 million in aggregate principal amount of the Issuers’ 7.250% senior unsecured notes due 2021 (the “Additional Notes”). The Additional Notes were offered as an additional issue of our outstanding 7.250% senior notes due 2021, originally issued in an aggregate principal amount of $250 million on February 11, 2013 (the “Existing Notes”, and together with the Additional Notes the “Notes”) in a private placement, substantially all of which were later exchanged into registered notes.
          Under the Registration Rights Agreement, the Issuers and the Guarantors shall cause to be filed with the Securities and Exchange Commission a registration statement with respect to an offer to exchange the Additional Notes for substantially identical notes that are registered under the Securities Act. The Issuers and the Guarantors will use their commercially reasonable efforts to cause such exchange offer registration statement to become effective under the Securities Act. In addition, the Issuers and the Guarantors will use their commercially reasonable efforts to cause the exchange offer to be consummated not later than 270 days after April 1, 2014. Under some circumstances, in lieu of, or in addition to, a registered exchange offer, the Issuers and the Guarantors have agreed to file a shelf registration statement with respect to the Additional Notes. The Issuers and the Guarantors are required to pay additional interest if they fail to comply with their obligations to register the Additional Notes under the Registration Rights Agreement.
          The description set forth above is qualified in its entirety by the Registration Rights Agreement, which is filed with this Report as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          The Additional Notes were issued pursuant to the indenture dated February 11, 2013 (the “Indenture”) with Wells Fargo Bank, National Association, as trustee (the “Trustee”), under which the Existing Notes were also issued.
          The Indenture restricts the Partnership’s ability and the ability of certain of its subsidiaries to: (i) sell assets including equity interests in our subsidiaries; (ii) pay distributions on, redeem or repurchase our units or redeem or repurchase our subordinated debt; (iii) make investments; (iv) incur or guarantee additional indebtedness or issue preferred units; (v) create or incur certain liens; (vi) enter into agreements that restrict distributions or other payments from our restricted subsidiaries to us; (vii) consolidate, merge or transfer all or substantially all of our assets; (viii) engage in transactions with affiliates; (ix) create unrestricted subsidiaries; (x) enter into sale and leaseback transactions; or (xi) engage in certain business activities. These covenants are subject to a number of important exceptions and qualifications. If the Notes achieve an investment grade rating from each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services and no Default (as defined in the Indenture) has occurred and is continuing, many of these covenants will terminate.
          The Indenture provides that each of the following is an Event of Default: (i) default for 30 days in the payment when due of interest on the Notes; (ii) default in payment when due of the principal of, or premium, if any, on the Notes; (iii) failure by the Partnership to comply with certain covenants relating to asset sales, repurchases of the Notes upon a change of control and mergers or consolidations; (iv) failure by the Partnership for 180 days after notice to comply with its reporting obligations under the Securities Exchange Act of 1934; (v) failure by the Partnership for 60 days after notice to comply with any of the other agreements in the Indenture; (vi) default under any mortgage, indenture or instrument governing any indebtedness for money borrowed or guaranteed by the Partnership or any of its restricted subsidiaries, whether such indebtedness or guarantee now exists or is created after the date of the Indenture, if such default: (a) is caused by a payment default; or (b) results in the acceleration of such indebtedness prior to its stated maturity, and, in each case, the principal amount of the indebtedness, together with the principal amount of any other such indebtedness under which there has been a payment default or acceleration of maturity, aggregates $20.0 million or more, subject to a cure provision; (vii) failure by the Partnership or any of its restricted subsidiaries to pay final judgments aggregating in excess of $20.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (viii) except as permitted by the Indenture, any subsidiary guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force or effect, or any Guarantor, or any person acting on behalf of any Guarantor, denies or disaffirms its obligations under its subsidiary guarantee; and (ix) certain events of bankruptcy, insolvency or reorganization described in the Indenture with respect to the Issuers or any of the Partnership’s restricted subsidiaries that is a significant subsidiary or any group of restricted subsidiaries that, taken together, would constitute a significant subsidiary of the Partnership. Upon a continuing Event of Default, the Trustee, by notice to the Issuers, or the holders of at least 25% in principal amount of the then outstanding Notes, by notice to the Issuers and the Trustee, may declare the Notes immediately due and payable, except that an Event of Default resulting from entry into a bankruptcy, insolvency or reorganization with respect to the Issuers, any restricted subsidiary of the Partnership that is a significant subsidiary or any group of its restricted subsidiaries that, taken together, would constitute a significant subsidiary of the Partnership, will automatically cause the Notes to become due and payable.
          The description set forth above is qualified in its entirety by the Indenture, which is incorporated herein by reference.

Item 8.01. Other Events.
          On April 1, 2014, the Partnership issued a press release announcing the closing of the Additional Notes offering. A copy of the Partnership’s press release announcing the closing of the Additional Notes offering is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
4.1*	-	Registration Rights Agreement, dated as of April 1, 2014, by and among the Partnership, FinCo, the Guarantors named therein and Wells Fargo Securities, LLC.
4.2	-
Indenture (including form of 7.250% Senior Notes due 2021), dated as of February 11, 2013, by and among the Partnership, FinCo., the Guarantors named therein and the Trustee (filed as Exhibit 4.1 to the Partnership’s Current Report on Form 8-K (SEC File No. 000-50056), filed February 12, 2013, and incorporated herein by reference).

99.1*	-	Press release dated April 1, 2014.

*     Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
By: Martin Midstream GP LLC
Its General Partner

Date: April 1, 2014                        By: /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
4.1*	-	Registration Rights Agreement, dated as of April 1, 2014, by and among the Partnership, FinCo, the Guarantors named therein and Wells Fargo Securities, LLC.
4.2	-
Indenture (including form of 7.250% Senior Notes due 2021), dated as of February 11, 2013, by and among the Partnership, FinCo., the Guarantors named therein and the Trustee (filed as Exhibit 4.1 to the Partnership’s Current Report on Form 8-K (SEC File No. 000-50056), filed February 12, 2013, and incorporated herein by reference).

99.1*	-	Press release dated April 1, 2014.
*     Filed herewith.